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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
              Smith Barney Premium Total Return Fund (the "fund")

                        Supplement dated April 15, 2003
             to Prospectus and Statement of Additional Information
                            dated November 28, 2002

   The following information supersedes, as applicable, certain information set forth in the Prospectus and Statement of Additional Information of the fund.

   Effective April 11, 2003, the fund will be renamed "SB Capital and Income Fund". Also, effective April 30, 2003, Classes A, B, L, O and Y will be redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class L, Smith Barney Class O and Smith Barney Class Y, respectively. The fund's investment objectives will not be affected as a result of these changes.

FD02743